AMERICAN GENERAL LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT E

GENERATIONS®

FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY CONTRACTS

SUPPLEMENT DATED AUGUST 1, 2000

TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 1999

A Special Meeting (the "Special Meeting") of shareholders of the Morgan Stanley Real Estate Securities Portfolio, a Series of the Van Kampen Life Investment Trust, and the underlying investment option for the Morgan Stanley Real Estate Securities Division, has been scheduled for August 18, 2000. The Special Meeting has been called to allow shareholders to vote on an Agreement and Plan of Reorganization and Liquidation (the "Reorganization") affecting this Portfolio. If you were a Contract Owner of record on June 16, 2000, you will be entitled to instruct Separate Account E, which is the actual shareholder of the Portfolio, on how to vote on the Reorganization. This supplement is being provided to bring to your attention the Reorganization and what options you have under your Generations Contract in connection with the Reorganization.

If the shareholders approve the Reorganization, the following will occur:

  All of the assets and liabilities of the Morgan Stanley Real Estate Securities Portfolio will be automatically allocated to the U.S. Real Estate Portfolio, a Series of The Universal Institutional Funds, Inc.;

  The Morgan Stanley Real Estate Securities Division will be re-named the U.S. Real Estate Division, which also means that the Division will be re-numbered on any administrative materials, such as confirmation statements, which you may receive from us; and

  The Generations Contract Prospectus will be supplemented to replace the information on the Morgan Stanley Real Estate Securities Portfolio with information on the U.S. Real Estate Portfolio.

The Reorganization is expected to be completed on or about August 25, 2000. Completion of the Reorganization is contingent upon obtaining Shareholder approval. Prior to the completion of the Reorganization, you will be permitted to transfer any Account Value you may have in the Morgan Stanley Real Estate Securities Division, to any other Division of Separate Account E, without having such transfer(s) incur a $25 Transfer Charge, or count against the 12 free transfers which you are allowed per Contract Year.

Should you have any questions, you may contact our Annuity Administration Department at 1-800-281-8289.